UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): August 13, 2025

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR 97756
(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 2.02.	Results of Operations and Financial Condition.

On August 13, 2025, Expion360 Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The Company plans to hold a conference call regarding its financial results. The conference call will be accompanied by the presentation deck (the “Presentation”) furnished as Exhibit 99.2 to this Current Report. A copy of the Presentation is also available on the Company’s investor relations website located at investors.expion360.com. The information included on the Company’s website is not incorporated by reference into this Current Report or into any other Company filing with the Securities and Exchange Commission unless otherwise expressly indicated.

The information provided in Item 2.02 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The Company confirms it has regained compliance with Nasdaq Listing Rule 5550(a)(2) and that its common stock, par value $0.001 per share (the “Common Stock”), continues to be listed and traded on The Nasdaq Capital Market.

As previously disclosed, the Company received a staff determination from the Nasdaq Listing Qualifications department of The Nasdaq Stock Market (“Nasdaq”) stating that the bid price of its Common Stock had closed below the $1.00 minimum required by Nasdaq Listing Rule 5550(a)(2) for the prior 30 consecutive trading days (the “Minimum Bid Price Requirement”). The Company timely requested and was granted an appeal hearing by filing a hearing request with Nasdaq.

As of August 12, 2025, the Common Stock had closed above $1.00 per share for more than ten consecutive trading days. As a result, on August 13, 2025, the Company received a letter from the Nasdaq Office of General Counsel advising that the Company had regained compliance with the Minimum Bid Price Requirement, and that the Company was therefore in compliance with Nasdaq’s listing requirements. Consequently, the appeal hearing scheduled for August 19, 2025 was cancelled.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 13, 2025

99.2	Presentation of Expion360 Inc.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: August 13, 2025	By:	/s/ Brian Schaffner
	Name:	Brian Schaffner
	Title:	Chief Executive Officer